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                                                                    Exhibit 99.2

                              COVENANTS NOT TO SUE

         These Covenants Not to Sue (this "Agreement") are made as of July 24, 2003, entered into by and among IGEN Integrated Healthcare, LLC, a Delaware limited liability company ("NEWCO"), Meso Scale Diagnostics, LLC., a Delaware limited liability company, and Meso Scale Technologies, LLC., a Delaware limited liability company (collectively "Meso Scale"), Roche Diagnostics GmbH, a company duly organized and validly existing under the laws of the Federal Republic of Germany ("Roche Diagnostics"), Roche Holding Ltd, a company duly organized and validly existing under the laws of Switzerland (together with Roche Diagnostics referred to as "Roche") and IGEN LS LLC, a Delaware limited liability company ("LLC").

         WHEREAS, IGEN International, Inc. and Roche Diagnostics are parties to an Improvements License Agreement dated as of the date hereof (the "Improvements License Agreement"),

         WHEREAS, IGEN International, Inc. and LLC are parties to a License Agreement dated as of the date hereof (the "License Agreement"),

         WHEREAS, as a part of the transactions contemplated by the Merger Agreement, IGEN is expected to assign all of its rights under the License Agreement to NEWCO,

         WHEREAS, Meso Scale are parties to one or more license agreements between themselves and with IGEN International, Inc. relating to ECL Core Technology (as defined herein), and

         WHEREAS, the parties hereto desire to enter into this Agreement,

         NOW, THEREFORE, in consideration of these premises and the mutual covenants herein contained, NEWCO, Meso Scale, Roche and LLC (each singly a "Party" and collectively the "Parties") hereby agree as follows:

1.       DEFINITIONS

                  As used in this Agreement, capitalized terms shall have the respective meanings set forth below. Capitalized terms used in this Agreement and not defined below shall have the meanings given to such terms in the Merger Agreement.

                  1.1 "AFFILIATE" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. The term "person" means any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity. The term "Government Entity" means any domestic or foreign (whether a national, Federal, state, provincial, local or otherwise) government or any court of competent jurisdiction, agency or commission or other governmental authority or instrumentality, domestic or foreign. Neither Genentech Inc., 1 DNA Way, South San Francisco, California 94080-4990, USA, nor Chugai Pharmaceutical Co., Ltd, 1-9 Kyobashi 2-chome, Chuo-ku, Tokyo, 104-8301, Japan shall be deemed an Affiliate of LLC for purposes of this Agreement. Neither Meso Scale Diagnostics, LLC., 9238 Gaither Road, Gaithersburg, Maryland, USA 20877 nor Meso Scale Technologies,

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LLC., 9238 Gaither Road, Gaithersburg, Maryland, USA 20877 shall be deemed an
Affiliate of NEWCO for purposes of this Agreement.

                  1.2 "COMMERCIAL AGREEMENTS" means the License Agreement and the Improvements License Agreement.

                  1.3 "COVERED NEWCO ACTIVITY" means any NEWCO Activity that is covered by the covenant not to sue contained in Section 2.1.

                  1.4 "COVERED NEWCO ENTITIES" shall have the meaning contained in Section 2.2.

                  1.5 "COVERED NEWCO TECHNOLOGY" means each of the following (i) developed, discovered, invented and/or acquired by a NEWCO Party or any of its Affiliates, in each case, after the Effective Time; and (ii) which such NEWCO Party or such Affiliate owns or has a license to use:

                  (a)      ECL Core Technology;

                  (b) Any improvements to reagent technology used in the ECL Assays (as defined in the License Agreement) for those analytes listed on Exhibit A attached hereto; and

                  (c) Any improvements to components/features that are used in ECL Instruments (as defined in the License Agreement) being sold by Roche or any of its Affiliates at or prior to the Effective Time and that are described in Exhibit B attached hereto.

Notwithstanding the foregoing, for the avoidance of doubt and for the sake of clarification, paragraphs (b) and (c) above shall not include any of the following:

                  (i) Any polymerase chain reaction ("PCR") (nucleic acid testing) technology;

                  (ii) Any technology relating to assays for analytes not listed on Exhibit A;

                  (iii) Any components/features of ECL Instruments that are not described in Exhibit B;

                  (iv) Any new components/features of ECL Instruments that are developed, discovered and/or invented after the Effective Time; and

                  (v) Any devices that are peripheral to ECL Instruments, do not use ECL technology and are not described in Exhibit B, such as printers, sample preparation devices, non-ECL modular units, IT equipment and software for post-analytical analyses, or improvements to any peripheral devices.

                  1.6 "COVERED ROCHE ACTIVITY" means any Roche Activity that is covered by the covenant not to sue contained in Section 3.1.

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                  1.7      "COVERED ROCHE ENTITIES" shall have the meaning
contained in Section 3.2.

                  1.8 "COVERED ROCHE TECHNOLOGY" means each of the following: (i) developed, discovered, invented and/or acquired by a Roche Party or any of its Affiliates, in each case, after the Effective Time; and (ii) which such Roche Party or such Affiliate owns or has a license to use:

                  (a)      ECL Core Technology;

                  (b) Any improvements to reagent technology used in the ECL Assays (as defined in the License Agreement) for those analytes listed on Exhibit A attached hereto; and

                  (c) Any improvements to components/features that are used in ECL Instruments (as defined in the License Agreement) being sold by Roche or any of its Affiliates at or prior to the Effective Time and that are described in Exhibit B attached hereto.

Notwithstanding the foregoing, for the avoidance of doubt and for the sake of clarification, paragraphs (b) and (c) above shall not include any of the following:

                  (i) Any polymerase chain reaction ("PCR") (nucleic acid testing) technology that is not specifically included in Roche Improvements (as defined in the Improvements License Agreement);

                  (ii) Any technology relating to assays for analytes not listed on Exhibit A;

                  (iii) Any components/features of ECL Instruments being sold at the Effective Time that are not described in Exhibit B;

                  (iv) Any new components/features of ECL Instruments that are developed, discovered and/or invented after the Effective Time; and

                  (v) Any devices that are peripheral to ECL Instruments, do not use ECL technology and are not described in Exhibit B, such as printers, sample preparation devices, non-ECL modular units, IT equipment and software for post-analytical analyses, or improvements to any peripheral devices.

                  1.9 "ECL CORE TECHNOLOGY" means detection methods and detection systems, which employ electrochemiluminescence in the detection and/or quantification of an analyte, including but not limited to ECL reagents, ECL assays and/or immunodiagnostic detection methods by which light generation occurs when a molecular compound (such as a ruthenium metal chelate) is electrically stimulated by applying a voltage to an electrode which triggers a chemical reaction to emit photons.

                  1.10 "EFFECTIVE TIME" shall have the meaning contained in the Merger Agreement.

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                  1.11     "NEWCO FUTURE PATENTS" and "ROCHE FUTURE PATENTS"
shall mean U.S. or foreign patents issued to a person covering subject matter within the Covered NEWCO Technology or Covered Roche Technology, respectively, that claim their earliest priority from a patent application filed by a person after the Effective Time, or in the case of Covered NEWCO Technology or Covered Roche Technology acquired from a third party after the Effective Time, that claim their earliest priority from a patent application filed by a person either before or after the Effective Time.

                  1.12 "INTELLECTUAL PROPERTY RIGHTS" means all existing or future U.S. or foreign (a) patents, patent applications or other patent rights (including without limitation utility patents or "utility models"), (b) copyrights and rights of authors, (c) trademarks, trade names, logos, service marks and Internet domain names, (d) data and database rights, (e) designs and registered designs, and (f) all registrations, extensions, substitutions, divisions, continuations, continuations-in-part, reexaminations, reissues, renewals and confirmations of any of the foregoing.

                  1.13 "MERGER AGREEMENT" means the Agreement and Plan of Merger dated as of the date of this Agreement among Roche Holding Ltd, 66 Acquisition Corporation II, IGEN International, Inc. and NEWCO.

                  1.14     "NEWCO ACTIVITY" shall have the meaning contained in
Section 2.1.

                  1.15 "NEWCO PARTIES" means NEWCO, Meso Scale, and, prior to the Effective Time, LLC.

                  1.16 "NEWCO PROPERTY RIGHTS" means any and all Intellectual Property Rights owned by a NEWCO Party or its Affiliates on or after the Effective Time, or which any of them have the right to license or sublicense to third parties on or after the Effective Time (excluding Intellectual Property Rights licensed to a NEWCO Party under the Improvements License Agreement).

                  1.17 A "PERSON" means any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, domestic or foreign (whether national, Federal, state, provincial, local or otherwise) government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or other entity

                  1.18     "ROCHE ACTIVITY" shall have the meaning contained in
Section 3.1.

                  1.19     "FIELD" means

                           (a) the analyzing of specimens taken from a human body, including without limitation blood, body fluid or tissue, for the purpose of testing, with respect to that human being, for a physiological or pathological state, a congenital abnormality, safety and compatibility of a treatment, or to monitor therapeutic measures.

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                           (b)      Notwithstanding anything contained in
                  subsection 1.19(a), above, to the contrary, the Field shall not include analyzing for (A) life science research and/or development, including at any pharmaceutical company or biotechnology company, (B) patient self testing use; (C) drug discovery and/or drug development (including at any pharmaceutical company or biotechnology company), including clinical research or determinations in or for clinical trials or in the regulatory approval process for a drug or therapy, or (D) veterinary, food, water, or environmental testing or use.

                  1.20 "ROCHE PARTIES" means Roche and, after the Effective Time, LLC.

                  1.21 "ROCHE PROPERTY RIGHTS" means any and all Intellectual Property Rights owned by a Roche Party or its Affiliates on or after the Effective Time, or which any of them have the right to license or sublicense to third parties on or after the Effective Time (excluding Intellectual Property Rights licensed to a Roche Party under the License Agreement).

2.       COVENANT NOT TO SUE BY ROCHE PARTIES

                  2.1 COVENANT BY ROCHE PARTIES. Subject to the limitations set forth in Section 2.3 below, each Roche Party hereby covenants and irrevocably agrees (for itself and each of its Affiliates) that it shall not directly or indirectly assert, authorize, pursue or induce any third party to assert or pursue, assist or cooperate with any third party in asserting or pursuing, or seek to obtain any recovery with respect to any legal or equitable cause of action, suit, claim, defense, offset, counterclaim, cross-claim or pleading or other proceeding of any sort whatsoever, participate in any proceeding or action, or make any allegations against a NEWCO Party or any of the Covered NEWCO Entities (as defined in Section 2.2 below) asserting that the:

                           (i) manufacture, use, sale, offer for sale, importation, or exportation of any product, or

                           (ii) act of authorizing others to manufacture, use, sell, offer for sale, import, or export any product, or

                           (iii)    provision of any service, or

                           (iv)     practice of any method, or

                           (v)      promulgation of any specification,

after the Effective Time (the activities referred to in (i) through (v) above inclusive being referred to, collectively, as the "NEWCO Activities") that is both (i) conducted with respect to Products that use or incorporate ECL Technology (as such terms are defined in the Improvements License Agreement) and
(ii) covered by or includes, in whole or in part, directly or indirectly, or is performed or used in conjunction with, any of the claims under Roche Future Patents, constitutes direct infringement, contributory infringement, inducement to infringe, or otherwise violates, misappropriates or infringes any legal right under any of the Roche Future Patents.

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                  2.2      PARTIES PROTECTED. The covenant of Section 2.1 above
shall extend to the NEWCO Parties' Affiliates and to the NEWCO Parties' and such Affiliates' respective officers, directors, advisors, consultants, representatives, employees, agents, customers, distributors, licensees, sublicensees, successors, assigns and any other third parties involved in the Covered NEWCO Activities, including without limitation when products or services included in the Covered NEWCO Activities are incorporated into, bundled with or used in combination with other products and services. The parties protected under this Section 2.2 are hereinafter referred to as "Covered NEWCO Entities."

                  2.3 LIMITATIONS ON SCOPE OF COVENANT BY ROCHE PARTIES. Notwithstanding anything to the contrary herein:

                  (a) the covenant not to sue granted in Section 2.1 above shall not extend to any future claims, suits, actions or proceedings for breach of contract brought by a Roche Party or any of its Affiliates to the extent based on breaches by a NEWCO Party or any of its Affiliates of any of the Commercial Agreements;

                  (b) nothing in this Agreement shall preclude any of the Roche Parties or their respective Affiliates from providing any evidence regarding any of the Roche Property Rights pursuant to subpoena or court order or as otherwise required by law.

                  2.4 COVENANT NOT RETROACTIVE. The covenants granted under this Article 2 shall not have retroactive effect to activities of a NEWCO Party (or any predecessor, including IGEN, or assignor) or any Covered NEWCO Entity prior to the Effective Time.

                  2.5 COVENANT RUNS WITH ROCHE PROPERTY RIGHTS. Any sale, transfer or other disposition of a Roche Future Patent or any of the Intellectual Property Rights licensed to IGEN under the Improvements License Agreement (whether by a Roche Party or any subsequent holder or transferee) shall be made subject to the covenant granted under this Article 2 and the assignor shall cause any subsequent holder or transferee to agree in writing to be bound by the covenant granted under this Article 2 as though an original party to this Agreement.

                  2.6 COVENANT WITH RESPECT TO COVERED NEWCO ENTITIES. This Agreement shall extend to and be for the benefit of the Covered NEWCO Entities. To receive such benefits, each Covered NEWCO Entity shall be bound by the terms and conditions of this Agreement as if it were named herein.

3.       COVENANT NOT TO SUE BY NEWCO PARTIES

                  3.1 COVENANT BY NEWCO PARTIES. Subject to the limitations set forth in Section 3.3 below, each NEWCO Party hereby covenants and irrevocably agrees (for itself and each of its Affiliates) that it shall not directly or indirectly assert, authorize, pursue or induce any third party to assert or pursue, assist or cooperate with any third party in asserting or pursuing, or seek to obtain any recovery with respect to any legal or equitable cause of action, suit, claim, defense, offset, counterclaim, cross-claim or pleading or other proceeding of any sort whatsoever, participate in any proceeding or action, or make any allegations against a Roche Party or any of the Covered Roche Entities (as defined in Section 3.2 below) asserting that the:

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                           (i)      manufacture, use, sale, offer for sale,
                                    importation, or exportation of any product, or

                           (ii) act of authorizing others to manufacture, use, sell, offer for sale, import, or export of any product, or

                           (iii)    provision of a service,

                           (iv)     practice of a method, or

                           (v)      promulgation of a specification,

after the Effective Time (the activities referred to in (i) through (v) above inclusive being referred to, collectively, as the "Roche Activities") that is both (a) conducted with respect to Products (as defined in the License Agreement) within the Field and (b) covered by or includes, in whole or in part, directly or indirectly, or is performed or used in conjunction with, any of the claims under NEWCO Future Patents, constitutes direct infringement, contributory infringement, inducement to infringe, or otherwise violates, misappropriates or infringes any legal right under any of the NEWCO Future Patents.

                  3.2 PARTIES PROTECTED. The covenant of Section 3.1 above shall extend to the Roche Parties' Affiliates and to the Roche Parties' and such Affiliates' respective officers, directors, advisors, consultants, representatives, employees, agents, customers, distributors, licensees, successors, assigns and other third parties involved in the Covered Roche Activities, including without limitation when products or services included in the Covered Roche Activities are incorporated into, bundled with or used in combination with other products and services. The parties protected under this
Section 3.2 are hereinafter referred to as "Covered Roche Entities".

                  3.3 LIMITATIONS ON SCOPE OF COVENANT BY NEWCO PARTIES. Notwithstanding anything to the contrary herein:

                  (a) the covenant not to sue granted in Section 3.1 above shall not extend to any future claims, suits, actions or proceedings for breach of contract brought by a NEWCO Party or any of its Affiliates to the extent based on breaches by a Roche Party or any of its Affiliates of any of the Commercial Agreements;

                  (b) in the event the License Agreement is terminated or expires, nothing in the covenant not to sue granted in Section 3.1(a) above or in Section 3.1(b) above shall prevent or hinder a NEWCO Party or its Affiliates from asserting or authorizing or inducing any third party to assert or assisting any third party in asserting or seeking to obtain any recovery with respect to any legal or equitable cause of action, claim, defense, offset, counterclaim, cross-claim or pleading of any sort whatsoever, or participating in any claim, suit, action or proceeding, or making any allegations against a Roche Party or any Covered Roche Entity that any Covered Roche Activity after the date of termination or expiration constitutes direct infringement, contributory infringement, inducement to infringe, or otherwise violates, misappropriates or infringes any claim under a NEWCO Future Patent; and

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

                  (c) nothing in this Agreement shall preclude any of the NEWCO Parties or their respective Affiliates from providing any evidence regarding any of the NEWCO Property Rights pursuant to subpoena or court order or as otherwise required by law.

                  (d) The covenant not to sue granted in Section 3.1 above shall not extend to any future claims, suits, actions or proceedings of any sort brought by Meso Scale Diagnostics, LLC. ("MSD") and/or Meso Scale Technologies, LLC. ("MST") against any of the Covered Roche Entities arising out of or related to claims that the Roche Activities conducted after the Effective Time in conjunction with ECL Core Technology that either involves the use of, or constitutes direct infringement, contributory infringement, inducement to infringe, or otherwise violates, misappropriates or infringes, any Intellectual Property Right of MSD and/or MST in or relating to Multi-Array Assays, carbon electrodes and/or disposable electrodes; provided, however, the foregoing exception to the covenant not to sue granted in Section 3.1 above shall not limit or affect the "Consent by Meso Scale Diagnostics, LLC. and Meso Scale Technologies, LLC" attached to the License Agreement.

                  3.4 COVENANT NOT RETROACTIVE. The covenants granted under this Article 3 shall not have retroactive effect to activities of a Roche Party (or any predecessor or assignor) or any Covered Roche Entity prior to the Effective Time.

                  3.5 COVENANT RUNS WITH NEWCO PROPERTY RIGHTS. Any sale, transfer or other disposition of a NEWCO Future Patent or any of the Intellectual Property Rights licensed to LLC under the License Agreement (whether by a NEWCO Party or any subsequent holder or transferee) shall be made subject to the covenant granted under this Article 3 and the assignor shall cause any subsequent holder or transferee to agree in writing to be bound by the covenant granted under this Article 3 as though an original party to this Agreement.

                  3.6 COVENANT WITH RESPECT TO COVERED ROCHE ENTITIES. This Agreement shall extend to and be for the benefit of the Covered Roche Entities. To receive such benefits, each Covered Roche Entity shall be bound by the terms and conditions of this Agreement as if it were named herein.

4.       INTELLECTUAL PROPERTY

                  4.1      NO OWNERSHIP, RIGHTS OR LICENSE.

                  Nothing contained herein shall confer on the NEWCO Parties or any Covered NEWCO Entity any ownership interest or other interest (legal or equitable), right or license in or to any Roche Property Right. Nothing contained herein shall confer on the Roche Parties or any Covered Roche Entity any ownership interest or other interest (legal or equitable), right or license in or to any NEWCO Property Right. No Party shall have an obligation to exercise efforts to create any Intellectual Property Rights, whether or not incorporated in a Future Patent. Furthermore, no Parties shall have any obligation to disclose or license any Future Patent to any other Party.

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5.       TERM

                  5.1 The Parties agree that this Agreement will become effective at the Effective Time.

                  5.2 In the event the Merger Agreement is terminated pursuant to its terms prior to the Effective Time, this Agreement shall automatically and simultaneously terminate. In the event of such termination, no Party shall have any liability to any other Party pursuant to this Agreement. It is understood and agreed that the consummation of the Merger shall not constitute or cause a termination of this Agreement.

                  5.3 This Agreement shall terminate as to the covenant granted under Article 2 on the last date on which a Roche Party or any of its Affiliates may assert or bring any legal or equitable claim against any Covered NEWCO Entity under any Roche Future Patent. This Agreement shall terminate as to the covenant granted under Article 3 on the earlier of (a) the last date on which a NEWCO Party or any of its Affiliates may assert or bring any legal or equitable claim against any Covered Roche Entity under any NEWCO Future Patent or (b) the date that the License Agreement is terminated in accordance with its terms.

6.       WARRANTY AND LIMITATION OF LIABILITY

                  6.1 Each Party represents and warrants to the other Parties that it has the full right and power to grant and perform the covenants specified herein.

                  6.2 IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY HEREUNDER OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR MULTIPLE DAMAGES OR LOST PROFITS ARISING OUT OF THE BREACH THIS AGREEMENT OR ANY OTHER CAUSE OF ACTION, CLAIM, DEFENSE, OFFSET, COUNTERCLAIM, CROSS-CLAIM OR PLEADING OF ANY SORT WHATSOEVER ARISING THEREFROM.

                  6.3 In the event of any legal or equitable cause of action, suit, claim, defense, offset, counterclaim, cross-claim or other proceeding in which any Covered NEWCO Entity or any Covered Roche Entity, as the case may be (the "Prevailing Party"), obtains a final and nonappealable order of a court of competent jurisdiction that provides or states that any Covered Roche Entity or any Covered NEWCO Entity, as the case may be, breached Article 2 or
Article 3, as applicable, then the Prevailing Party shall be entitled to reimbursement from the non-prevailing Covered Roche Entity or Covered NEWCO Entity, as the case may be, of its legal fees and expenses incurred in such cause of action, suit, claim, defense, offset, counterclaim, cross-claim or other proceeding.

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7.       GENERAL

                  7.1 APPLICABLE LAW. This Agreement is made in accordance with and shall be governed by and construed under the laws of the State of New York, U.S.A., without regard to its conflicts of laws rules.

                  7.2 ASSIGNMENTS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns; provided, however, that: (a) none of the Parties shall assign any of its rights and obligations hereunder except as consented to by the all of the other Parties, which consent shall not be unreasonably withheld, and (b) such consent shall not be required with respect to an assignment of (i) any or all of its rights and obligations hereunder to an Affiliate of such assigning Party; or
(ii) all (but not less than all) of its rights and obligations hereunder to an acquirer of all or substantially all of the assets or business of the assigning Party related to such party's use of ECL Technology, whether as incident to a merger, consolidation, reorganization, acquisition or otherwise. Whenever there has been an assignment by a Party as permitted by this Agreement, the term "NEWCO Parties," "NEWCO Covered Entities, ""ROCHE Parties" or "ROCHE Covered Entities," as used in this Agreement, shall also include and refer to, if appropriate, such assignee.

                  7.3 INDEPENDENT CONTRACTORS. In granting, performing or exercising rights under this Agreement, each Party acts and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between any of the Parties hereto. At no time shall one Party make commitments or incur any charges or expenses for or in the name of the other Party.

                  7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and any and all Schedules and Appendices referred to herein, together with the other agreements referenced herein and the Transactions Agreements (as defined in the Merger Agreement), embody the entire understanding of the parties with respect to the subject matter hereof and shall supersede all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter hereof. This Agreement shall not be amended, altered or changed except by a written agreement signed by all of the Parties hereto.

                  7.5 NO WAIVER. No delay or omission on the part of any Party to this Agreement in requiring performance by any other Party or in exercising any right hereunder shall operate as a waiver of any provision hereof or of any right or rights hereunder; and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right, or of any right or remedy under this Agreement, on any future occasion. Any agreement on the part of any Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

                  7.6 THIRD PARTY BENEFICIARIES. Except for Articles 2 and 3 of this Agreement, nothing contained in this Agreement is intended to confer upon any person other than the Parties hereto and their respective successors and permitted assigns any benefit, right or remedy under or by reason of this Agreement.

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                  7.7      NOTICES. Any notice or other communication required
or permitted to be given to any Party hereto shall be in writing and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by facsimile (with electronic confirmation of receipt and with a confirmation copy sent by internationally-recognized air courier service), to such Party at the following address:

         In the case of NEWCO, MESO SCALE or, prior to the Effective Time, LLC:

         16020 Industrial Drive
         Gaithersburg, Maryland 20877
         United States of America
         Attention: President
         Fax No.: 1-301-208-3789

         With a copy to NEWCO's designated legal counsel.

         9238 Gaither Road
         Gaithersburg, Maryland 20877
         United States of America

         In the case of Roche or, after the Effective Time, LLC:

         Roche Diagnostics GmbH
         Sandhofer Strasse 116
         D-68305 Mannheim
         Federal Republic of Germany
         Attention: Legal Department
         Fax No.: 011-49-621-759-4461

         With a copy to Roche's designated legal counsel.

         Any Party may change its address for communications by a notice to the other Parties in accordance with this Section.

                  7.8 HEADINGS. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  7.9 SEVERABILITY. If, under applicable law, any term, condition or provision of this Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement (the "Severed Clause"), then this Agreement shall remain in full force and effect, except for the Severed Clause. The Parties agree to renegotiate in good faith the Severed Clause and be bound by the mutually agreed substitute provision.

                  7.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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                  7.11     EXHIBITS/ATTACHMENTS. This Agreement includes the
following exhibits and attachments which are hereby incorporated by reference:

         Exhibit A -Roche ECL Assays

         Exhibit B- Components/Features of ECL Instruments

                  7.12 INTERPRETATION. The official text of this Agreement shall be English. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                           (a) the terms of this Agreement do not amend or supersede, and shall not be used to interpret, the terms of the License Agreement, the Improvements License Agreement, the License Agreement (Human IVD, Veterinary IVD, HLA Typing, Paternity, DNA Manufacturing and Plasma Testing), dated as of the date hereof, by and among NEWCO, F. Hoffmann-La Roche Ltd ("Roche/Basle"), Roche Diagnostics and Roche Molecular Systems, Inc. ("Roche/USA"), or the License Agreement (Human IVD Services and Animal Diagnostic Services), dated as of the date hereof, by and among NEWCO, Roche/Basle, Roche Diagnostics and Roche/USA;

                           (b) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                           (c)      references herein to "Sections,"
                           "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                           (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                           (e) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision;

                           (f) the term "include" or "including" shall mean "including without limitation";

                           (g) the term "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if";

                           (h)      the term "or" is not exclusive; and

                           (i) the Exhibits, Appendices and Annexes to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

                                      IGEN INTEGRATED HEALTHCARE, LLC

                                      By: /s/ Richard J. Massey
                                          ______________________________________

                                      Title: President and Chief Operating
                                             Officer


                                      MESO SCALE DIAGNOSTICS, LLC.

                                      By: /s/ J. Wohlstadter
                                          ______________________________________

                                      Title: President and Chief Executive
                                             Officer


                                      MESO SCALE TECHNOLOGIES, LLC.

                                      By: /s/ J. Wohlstadter
                                          ______________________________________

                                      Title: President and Chief Executive
                                             Officer


                                      ROCHE DIAGNOSTICS GMBH

                                      By: /s/ C.J. Rutsch
                                          ______________________________________

                                      Title: General Counsel

                                      By: /s/ Heino Von Prondzynski
                                          ______________________________________

                                      Title: Authorized Signatory

                                      ROCHE HOLDING LTD

                                      By: /s/ D. Franz B. Humer
                                          ______________________________________

                                      Title: President and Chairman


                                      By: /s/ Erich Hunziker
                                          ______________________________________

                                      Title: Chief Financial Officer


                                      IGEN LS LLC

                                      By: /s/ Samuel J. Wohlstadter
                                          ______________________________________

                                      Title: Chairman and Chief Executive
                                             Officer

                                    EXHIBIT A

                                ROCHE ECL ASSAYS

T4                       Anti-HBs                   AFP
T3                       HBsAg                      CEA
free T3                  Anti-Hbe                   PSA
free T4                  HbeAg                      free PSA
T uptake                 Anti-HBc                   CA 15-3
TSH                      Anti-HBc/IgM               CA 19-9
anti-TPO                 Anti HAV                   CA 12-5
Thyreoglobulin           Anti-HAV/IgM               CA 72-4
anti-Thyreoglobulin      Anti-HCV                   Cyfra 21-1
TSH Receptor                                        NSE
                         anti-HIV                   S 100
Prolactin                anti-HIV p-24              P1NP
LH                       HIV Antigen                PAPP-A
FSH                      HIV Combined               Lp-PLA2
Testosterone                                        sCD40L
Progesterone             anti-Rubella IgG           IL 18
Estradiol                anti-Rubella IgM           Survivin
hCG                      anti-Toxoplasmosis IgG
hCG+(beta)               anti-Toxoplasmosis IgM
SHBG                     anti-CMV IgG
DHEA-S                   anti-CMV IgM
hGH                      H. Pylori
ACTH                     anti-HGV
Cortisol                 anti-HTLV
Insulin

Ferritin                 (beta)-Crosslaps
Folate                   Osteocalcin
RBC Folate               PTH
Vitamin B12
Vitamin D
C-Peptide
                         IgE
                         Digoxin
Troponin T               Digitoxin
CK-MB
Myoglobin
pro-BNP

                                   EXHIBIT B

                     COMPONENTS/FEATURES OF ECL INSTRUMENTS

                  Any component/feature of an ECL Instrument, which component/feature performs one or more of the following functions:

         1. Dispenses the antibodies (or those specific proteins used for the Folate assay, RBC Folate assay and Vitamin B-12 assay; or antigens in the case where the analyte in the immunoassay is an antibody) for purposes of performing an ECL Assay;

         2. Accesses and aliquots magnetic beads directly from the Reagent Packs on board the ECL Instrument;

         3. Incubates the patient sample with antibodies (or those specific proteins used for the Folate assay, RBC Folate assay and Vitamin B-12 assay; or antigens in the case where the analyte in the immunoassay is an antibody) for conducting an ECL Assay;

         4. Transfers the incubated sample to the flow cell in the ECL Instrument where the electrochemiluminescence reaction takes place;

         5.       Performs one or more pre-wash steps; or

         6. Flushes out and cleans the flow cell following the performance of the electrochemiluminescence measurement.

Capitalized terms in this Exhibit B shall have the meanings assigned to them in the License Agreement.